                                                                 Exhibit 3.151


RECORDING REQUESTED BY AND
   WHEN RECORDED MAIL TO:

                                   SPACE ABOVE THIS LINE FOR RECORDER'S USE
================================================================================

                              State of California
                                                      [SEAL OF THE SECRETARY
                                   Bill Jones            OF STATE OMITTED]

                               Secretary of State

                                   SACRAMENTO

      I, BILL JONES, Secretary of State of California, hereby certify:

      That the annexed transcript of 1 page(s) was prepared by and in this office from tire record on file, of which it purports to be a copy, and that it is full, true and correct.

[SEAL OF THE STATE OF CALIFORNIA]              IN WITNESS WHEREOF, I execute
                                            this certificate and affix the Great
                                              Seal of the State of California
                                            ------------------------------------
                                                        OCT 20 1997

                                            ------------------------------------
                                                       /s/ Bill Jones

                                                     Secretary of State
================================================================================

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[SEAL OF THE STATE            STATE OF CALIFORNIA
 OF CALIFORNIA]            ACTING SECRETARY OF STATE
                                  TONY MILLER

                           LIMITED LIABILITY COMPANY
                            ARTICLES OF ORGANIZATION

           IMPORTANT - Read instructions before completing the form.
     This document is presented for filing pursuant to Section 17050 of the
                         California Corporations Code.
================================================================================
      1.    Limited liability company name:

            CommCorp, LLC

                  (End the name with "LLC" or "Limited Liability Company". No periods between the letters in "LLC" and "Company" may be abbreviated to "Ltd." and "Co.")
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      2.    Latest date on which the limited liability company is to dissolve:

            September 30, 2027
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      3.    The purpose of the limited liability company is to engage in any lawful act or activity for which a limited liability company may be organized under the Beverly-Killea Limited Liability Company Act.
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      4.    Enter the name of initial agent for service of process and check the appropriate provision below:

            Timothy Novoselski, which is

            |X|   an individual residing in California, Proceed to Item 5.

            |_|   a corporation which has filed a certificate pursuant to
                  Section 1505 of the California Corporations Code. Skip Item 5 and proceed to Item 6.
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      5.    If the initial agent for service of process is an individual, enter a business or residential street address in California:

            Street address:  22313 Carbon Mesa Road

            City: Malibu            State: CALIFORNIA            Zip Code: 90265
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      6.    The limited liability company will be managed by : (check one)

            |_| one manager |_| more than one manager |X| limited liability
                                                          company members
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      7.    If other matters are to be included in the articles of organization attach one or more separate pages.

            Number of pages attached, if any:
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      8.    It is hereby declared that I am       For Secretary of State Use
            the person who executed this
            instrument, which execution is               101997290036
            my act and deed.
                                                             FILED
            /s/ Timothy Novoselski             In the office of the Secretary of
            -------------------------------    State of the State of California
            Signature of organizer
                                                          OCT 17 1997
            Timothy Novoselski
            -------------------------------             /s/ BILL JONES
            Type or print name of organizer     BILL JONES, Secretary of State

            Date: October 14, 1997
                  -------------------------        [SEAL OF THE SECRETARY
                                                     OF STATE OMITTED]
=================================================
LLC-1          Approved by the Secretary of State
Filing Fee $80                            8/31/94
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